SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

21. SUBSEQUENT EVENTS

  On February 21, 2024, the Company announced that through its wholly-owned subsidiary, DeLamar Mining Company, it has entered into a binding agreement with Wheaton Precious Metals (Cayman) Co., a wholly-owned subsidiary of Wheaton Precious Metals Corp. ("Wheaton"), pursuant to which Wheaton will acquire a 1.5% net smelter returns royalty on metal production from all claims of the DeLamar and Florida Mountain Deposit for an aggregate cash purchase price of US$9.75 million, to be paid in two installments. The first instalment of US$4.875 million was received by Integra on March 7, 2024. The second installment of US$4.875 million is expected to be received by Integra four months from the date of the first installment.
  Integra completed on March 8, 2024, the acquisition of seventeen patented claims in the Rich Gulch area of the DeLamar Project. Under the terms of the purchase agreement, the Company acquired all of the interests in exchange for US$2.1 million, which was satisfied through the issuance of 2,959,769 common shares in the capital of the Company. The shares issued are subject to trading restrictions.
  The Company completed on March 13, 2024 a bought deal public offering, pursuant to which the Company issued a total of 16,611,750 units at a price of C$0.90 per unit for aggregate gross proceeds of C$15 million. Each unit consists of one common share of the Company and one-half of one common share purchase warrant. Each warrant entitles the holder thereof to purchase one common share at an exercise price of C$1.20 for a period of 36 months from the closing of the offering.